Exhibit 10.16

***Text Omitted and Filed Separately

with the Securities and Exchange Commission

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

OMNIBUS AMENDMENT AGREEMENT

THIS OMNIBUS AMENDMENT AGREEMENT (“Agreement”) is entered into and made effective as of October 3, 2014 (the “Effective Date”) by and between ARIAD PHARMACEUTICALS, INC., a Delaware corporation with its principal place of business at 26 Landsdowne Street, Cambridge, MA 02139 (“ARIAD”), and BELLICUM PHARMACEUTICALS, INC., a Delaware corporation with a place of business at 2130 Holcombe Boulevard, Suite 850, Houston, TX 77030 (“Bellicum”). ARIAD and Bellicum may be referred to herein individually as a “Party” and collectively as “Parties.”

WHEREAS, the Parties previously executed the following agreements: an Amended and Restated License Agreement, dated March 7, 2011 (the “License Agreement”); an Investor Rights Agreement, dated July 25, 2006, as amended on March 25, 2009 (the “IRA”); and a Stock Purchase Agreement, dated July 25, 2006 (the “SPA”) (collectively, these three agreements are referred to herein as the “Current Agreements”); and

WHEREAS, the Parties wish to restructure and amend the Current Agreements in accordance with the terms and conditions set forth herein, it being understood that certain provisions in the License Agreement are not being amended but may no longer be applicable.

NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1. DEFINED TERMS.

1.1 Any capitalized term used but not defined herein shall have the meaning ascribed to it under the Current Agreements.

2. PROMISSORY NOTE.

2.1 Payments by Bellicum. Bellicum will pay ARIAD Fifty Million US dollars ($50,000,000) in up to three installments pursuant to this Agreement and a promissory note that will be executed by the Parties contemporaneously with this Agreement (the “Note”).

(a) The first payment by Bellicum, in the amount of Fifteen Million US dollars ($15,000,000); the “First Payment”) shall be delivered to ARIAD on the Effective Date following execution of this Agreement.

(b) The second payment by Bellicum, in the amount of Twenty Million US dollars ($20,000,000; the “Second Payment”), is due on June 30, 2015.

(c) The third payment by Bellicum, in the amount of Fifteen Million US dollars ($15,000,000; the “Third Payment”), is due on June 30, 2016.

(d) Although specific due dates are recited in subsections (b) and (c) of this Section 2.1, Bellicum may prepay the Second Payment and/or the Third Payment at any time following the First Payment and prior to the applicable due date.

1.

CONFIDENTIAL EXECUTION VERSION

2.2 Bellicum’s Other Obligations; Termination of the Note; Termination of this Agreement. Bellicum’s obligations for the Second Payment and the Third Payment under the Note are absolute and unconditional, and such obligations of Bellicum are not affected by the expiration or termination of the Current Agreements (or any of them) and/or this Agreement, for any reason other than the termination of both the License Agreement by Bellicum in accordance with Section 9.2 of the License Agreement and this Agreement by Bellicum in accordance with the penultimate sentence of this Section 2.2 for an uncured material breach by ARIAD of at least one of the specific provisions of the License Agreement as listed and described in Exhibit B (attached hereto and incorporated herein; each a “Section 2.2 Material Breach”), wherein each such Section 2.2 Material Breach, if uncured, would constitute grounds for termination of the License Agreement by Bellicum under Section 9.2 of the License Agreement. In the event of an uncured Section 2.2 Material Breach, the Note will terminate upon delivery of written notice of termination by Bellicum to ARIAD referencing this Section 2.2, and thereafter the Note will have no further force or effect. In addition to automatic termination of this Agreement as set forth in Section 3.2(d) hereof, each of Bellicum and ARIAD, as applicable, has the right to terminate this Agreement solely in the event such Party terminates the License Agreement in accordance with Section 9.2.1 of the License Agreement based on an uncured material breach of the License Agreement by the other Party that would constitute grounds for termination under Section 9.2 of the License Agreement. For clarity, in the event of termination in accordance with Section 9.2.1 of the License Agreement, Section 9.3 of the License Agreement (as amended hereby) shall apply.

3. AMENDMENTS TO THE CURRENT AGREEMENTS.

3.1 Upon First Payment. From and after the date of ARIAD’s receipt of the First Payment on the Effective Date:

(a) Each of the defined terms Dimerizer, Licensed Field, Licensed Patent Rights, Licensed Product and [...***...] Analog, as set forth in the License Agreement, is hereby deleted and replaced in its entirety with the following, corresponding new defined terms:

“Dimerizer” shall mean any molecule that induces the interaction or proximity of two or more proteins, modified to contain a dimerizer-binding domain, resulting in the activation of specific signaling, gene transcription, or protein secretion events in cultured cells, whole animals or humans.

“Licensed Field” shall mean the treatment or prevention of the progression or occurrence of any disease, disorder or condition in humans, other than a treatment or prevention achieved through an administration within the Excluded Field.

“Licensed Patent Rights” shall mean (a) all Patent Rights Controlled by ARIAD as of the Original Effective Date or during the Primary License Term, which are necessary or useful for the development, manufacture, use, sale, offer for sale or import of Licensed Products or of Dimerizers used or incorporated in Licensed Products, including without limitation Patent Rights covering the [...***...]-ARIAD MTA Technologies and (b) all Patent Rights whether or not controlled by ARIAD that are listed on Schedule A1 (“Homodimerizer Patent Rights”) and Schedule

***Confidential Treatment Requested

2.

CONFIDENTIAL EXECUTION VERSION

A2 (“Heterodimerizer Patent Rights”), attached hereto and made a part hereof, regardless of the ownership of such Patent Rights. Schedule A3 sets forth Patent Rights under the [...***...]-ARIAD MTA Technologies. Schedules A1, A2 and A3 shall be updated, as necessary, from time to time by ARIAD by written notice to Bellicum.

“Licensed Product” shall mean any prophylactic or therapeutic product the manufacture, sale, import, administration, activation or other use of which is covered by a claim of any Licensed Patent Rights or by Licensed Technology (including, without limitation, Patent Rights licensed or assigned to Bellicum that cover any of the [...***...]-ARIAD MTA Technologies), and that (a) contains proteins or genes encoding proteins, the interaction or proximity of which proteins is induced by a Homodimerizer; (b) is a Homodimerizer for use with a product described in clause (a); or (c) is a treatment regimen or process utilizing any product described in clause (a) or (b). The definition of Licensed Product expressly includes those products that are within the definition of Licensed Product on or prior to the effective date of the Omnibus Amendment. For clarity, the term “Licensed Product,” as amended by the Omnibus Amendment, shall have the foregoing meaning until such time as the Third Payment (as defined in the Omnibus Amendment) has been made pursuant to the terms of the Omnibus Amendment, and the term “Licensed Product” shall have the meaning set forth in Section 3.3(a) of the Omnibus Amendment after the Third Payment has been made pursuant to the terms of the Omnibus Amendment.

“[...***...] Analog” shall mean a compound similar to [...***...] in [...***...].

and each of the following new defined terms (Academic MTA, Excluded Field, Heterodimerizer, Homodimerizer, Human Gene Therapy, MTA Technology and Omnibus Amendment) is hereby inserted into Section 1 of the License Agreement in the appropriate alphabetical location:

“Academic MTA” shall mean a material transfer agreement pursuant to which ARIAD provided a dimerizer or one or more genetic constructs encoding a dimerizer binding protein to a researcher at an academic institution or at a not-for-profit entity.

“Excluded Field” shall mean (1) Human Gene Therapy and (2) regulation of the expression of proteins or other macromolecules [...***...].

“Heterodimerizer” shall mean a Dimerizer that contains two structurally and functionally distinct binding motifs, and that induces the interaction or proximity of proteins containing structurally and functionally different dimerizer-binding domains. By way of non-limiting example, [...***...] Analogs are Heterodimerizers.

***Confidential Treatment Requested

3.

CONFIDENTIAL EXECUTION VERSION

“Homodimerizer” shall mean a Dimerizer that contains two structurally and functionally identical binding motifs, and that induces the interaction or proximity of proteins containing functionally identical dimerizer-binding domains. By way of non-limiting example, [...***...] is a Homodimerizer.

“Human Gene Therapy” shall mean the in vivo administration of genetic material directly into a human being using viral vectors, including but not limited to AAV Vectors, to transfer such material into the patient’s own cells for the purpose of producing proteins or other macromolecules that are expressed in or secreted from the transduced cells for therapeutic or prophylactic purposes, where (i) the expression of such proteins or other macromolecules is regulated through the administration of [...***...] or another [...***...] Dimerizer, or (ii) the inserted genetic material is not regulated through the administration of a Dimerizer. For clarity, “Human Gene Therapy” shall not include (a) any use where genetic material is inserted into a cell ex vivo, including without limitation any use for a cancer or non-cancer vaccine or immunotherapeutic product or (b) any use where activation of genetic material for any function other than expression is regulated through the administration of Dimerizer.

“MTA Technology” shall mean Homodimerizer and Heterodimerizer technology and related intellectual property rights related to Licensed Products in the Licensed Field which have been licensed or otherwise conveyed to ARIAD under an Academic MTA and which ARIAD has the right to sublicense or otherwise convey to Bellicum hereunder.

“Omnibus Amendment” shall mean the Omnibus Amendment Agreement, dated October 3, 2014, executed by the Parties.

(b) Section 2.1.1 of the License Agreement is hereby deleted and replaced with the following:

Grant of License. From and after the effective date of the Omnibus Amendment, ARIAD hereby grants to Bellicum an exclusive (even as to ARIAD), fully-paid, irrevocable (unless this Agreement is terminated in accordance with the terms of the Omnibus Amendment) license, including the right to grant sublicenses in accordance with Section 2.1.4, under the Licensed Patent Rights and Licensed Technology and ARIAD’s interest in any Improvements, subject at all times to the restrictions and obligations under the [...***...] Agreement with respect to the [...***...] IP, (a) to research, develop, test, obtain Regulatory Approval for, make, have made, use, have used, sell, offer for sale, have sold, import, have imported, export and have exported Licensed Products (including, without limitation, any Dimerizer included or utilized therein) in the Territory, for any and all uses within the Licensed Field during the Term, subject to the terms and conditions of this Agreement, and (b) to research, develop, test, make, have made, use, import and export, in each case solely for research purposes, including pre-clinical IND-enabling toxicology and other pre-clinical studies (but not to conduct clinical

***Confidential Treatment Requested

4.

CONFIDENTIAL EXECUTION VERSION

trials with respect to or to obtain Regulatory Approval for, sell or commercialize), a product that uses or incorporates a Heterodimerizer in the Licensed Field. For clarity, from and after the Effective Date, the term “Licensed Technology” includes MTA Technology relevant to Homodimerizers in the Licensed Field. From and after the effective date of the Omnibus Amendment, the term “Licensed Technology” includes MTA Technology relevant to Heterodimerizers in the Licensed Field.

(c) Section 2.1.4 of the License Agreement is hereby deleted and replaced with the following:

Right to Sublicense and Subcontract. Bellicum shall have the right to grant sublicenses to any Affiliate and/or Sublicensee to all or any portion of its rights under the license granted pursuant to Section 2.1.1; provided, however, that (a) such sublicense under the license granted pursuant to Section 2.1.1 shall be granted in connection with a license to all Patent Rights and Technology Controlled by Bellicum, which are necessary or useful in the manufacture, use or sale of the Licensed Product(s) covered by the sublicense, (b) no sublicense may include a right to further sublicense any [...***...] IP unless [...***...] has provided prior written consent to Bellicum and ARIAD allowing such further sublicense (and, if requested by Bellicum, ARIAD will assist Bellicum in obtaining such consent from [...***...]), and all such sublicenses of [...***...] IP shall be subject and subordinate to, and consistent with, the terms and conditions of the [...***...] Agreement with respect to sublicenses of [...***...] IP, (c) ARIAD shall be notified of the grant of a sublicense to any and all potential sublicenses, (d) any and all sublicenses shall be subject to, and consistent with, the terms and conditions of this Agreement, (e) upon termination of this Agreement, any such sublicense shall be considered a fully-paid, direct license from ARIAD, as provided in Section 9.3 as amended hereby, and (f) Bellicum shall provide ARIAD with a copy of each such sublicense agreement (from which Bellicum may redact confidential terms that are not necessary to disclose to ARIAD for purposes of confirming compliance with this Agreement and the [...***...] Agreement) within thirty (30) days of execution. In addition, Bellicum shall have the right to subcontract with any Third Party, including [...***...], to have such Third Party perform work on Bellicum’s behalf pursuant to the license granted pursuant to Section 2.1.1 on terms which are subject to, and consistent with, the terms and conditions of this Agreement. ARIAD acknowledges and agrees that, after the effective date of the Omnibus Amendment, Bellicum has no obligation to ARIAD to collect payments from its current or future sublicensees in respect of any sublicense of the rights granted to Bellicum under this Agreement.

(d) Section 2.1.2 is hereby deleted from the License Agreement and replaced with the words “This section intentionally omitted.” All other provisions of Section 2.1 of the License Agreement (Sections 2.1.3 and 2.1.5 through 2.1.9) remain unchanged and in full force and effect.

***Confidential Treatment Requested

5.

CONFIDENTIAL EXECUTION VERSION

(e) Bellicum’s obligation to develop and commercialize certain Licensed Products in the Licensed Field, as set forth in Section 3.2 of the License Agreement, will continue until ARIAD’s parallel obligation to [...***...] terminates upon the expiry of the patents as set forth in the agreement between ARIAD and [...***...]. Upon the date of termination of such parallel obligation of ARIAD, all of Bellicum’s obligations under Section 3.2 of the License Agreement are automatically terminated.

(f) Section 3.4 of the License Agreement is amended by adding the following sentence at the end thereof: “For clarity, ARIAD retains the right to manufacture or have manufactured any Dimerizer other than [...***...] for use outside the Licensed Field, and to grant licenses to Third Parties to do so, subject to ARIAD’s compliance with Section 2.2.1(a).”

(g) All other provisions of Article 3 of the License Agreement (Sections 3.1, 3.3 and 3.5) remain unchanged and in full force and effect.

(h) With the exception of Section 4.1.4 (which continues in full force and effect), Sections 4.1 through 4.3 of the License Agreement have no further force and effect and are deleted from the License Agreement. Each such deleted section is hereby replaced with the words: “This section intentionally omitted.”

(i) Under Section 6.1 of the License Agreement, ARIAD will continue to have the sole right, but not the obligation, to prepare, file, prosecute, obtain and maintain the Licensed Patent Rights, other than the Licensed Patent Rights covering the [...***...]-ARIAD MTA Technologies, which are currently being prepared, filed, prosecuted, obtained and maintained by Bellicum pursuant to ARIAD’s delegation of such responsibility to Bellicum. ARIAD will give good faith consideration to Bellicum’s requests and input regarding such activities in connection with the Licensed Patent Rights, and will not discontinue such activities or materially diminish the scope of claims within any Licensed Patent Rights without prior written notice to Bellicum and good faith consideration of Bellicum’s interests and comments. If ARIAD wishes to discontinue payments for maintenance of any patent within the Licensed Patent Rights, ARIAD hereby grants to Bellicum the right to make such maintenance payments for such patent. Notwithstanding anything to the contrary in Section 6.1 of the License Agreement, the following will apply from and after the Effective Date: In relation to Section 6.1 of the License Agreement, ARIAD will continue to have the first right to enforce any Licensed Patent Rights, provided, however that (1) if ARIAD elects not to enforce any of the Licensed Patent Rights owned by ARIAD against alleged infringement by the manufacture, use, sale or import by a Third Party(ies) (as defined in the License Agreement) of a product within the definition of “Licensed Product” in the Licensed Field, Bellicum may do so at its sole expense without any further consent required from ARIAD; and (2) if ARIAD elects not to enforce any of the Licensed Patent Rights licensed by ARIAD from a Third Party(ies) against alleged infringement by the manufacture, use, sale or import by a Third Party(ies) of a product within the definition of “Licensed Product” in the Licensed Field, then to the full extent that ARIAD may do so under its license agreement with such Third Party(ies), but subject to any right of such Third Party(ies) to enforce such Licensed Patent Rights, ARIAD will delegate to Bellicum the right to enforce such Licensed Patent Rights at Bellicum’s sole expense; provided that, if such consent is required under any license agreement from a Third Party(ies), ARIAD will use good faith efforts to obtain consent to delegate such enforcement right to Bellicum; and further provided that, if the Third

***Confidential Treatment Requested

6.

CONFIDENTIAL EXECUTION VERSION

Party licensor agrees that ARIAD may enforce such Licensed Patent Rights on behalf of Bellicum, but will not consent to delegation of such enforcement right to Bellicum, then ARIAD will exercise its enforcement right on behalf of Bellicum, at Bellicum’s direction and expense. In addition, any filing, prosecution and/or maintenance rights, and any enforcement rights, that ARIAD possesses under an Academic MTA shall be treated in the same manner as Licensed Patent Rights described in Section 6.1 of the License Agreement (as modified by this Section 3.1(i)).

(j) Section 9.3 of the License Agreement is hereby amended by deleting clause (a) (ii) thereof and by deleting from clause (b) the words “with royalties to be paid to ARIAD on all Net Sales of such Licensed Products as provided for in this Agreement.”

(k) ARIAD will not sell, transfer, pledge or otherwise dispose of any shares of Bellicum Common Stock, unless (i) Bellicum has completed a registered public offering of its Common Stock (an “IPO”) at any time and has not made the Second Payment by October 31, 2015 (including applicable interest commencing July 1, 2015 as set forth in Section 3.2(b) of this Agreement); or (ii) each of the License Agreement and this Agreement has been terminated.

(l) ARIAD will not modify the [...***...] Agreement or the [...***...] Agreement in any manner, and will not take or fail to take any actions that would diminish Bellicum’s rights or increase Bellicum’s obligations under those agreements. Notwithstanding anything to the contrary in the License Agreement, ARIAD will be solely responsible for paying, and shall pay, any and all royalties, milestone payments and other payments owed under the [...***...] Agreement as a result of Net Sales or milestone achievements by Bellicum, its Affiliates or Sublicensees. If the [...***...] Agreement is terminated (as described in Section 2.1.9 of the License Agreement), ARIAD will remain responsible for making any payments to [...***...] that are owed as a result of Bellicum’s activities as a direct licensee of [...***...].

(m) Bellicum recognizes that ARIAD has executed numerous Academic MTAs, pursuant to many of which ARIAD has obtained certain non-exclusive rights which may be useful to Bellicum in the practice of the licenses granted to Bellicum under the License Agreement (as amended by this Agreement). ARIAD has provided to Bellicum before the Effective Date a listing of such Academic MTAs which ARIAD believes (but does not represent) is complete. To the extent necessary and permitted by any Academic MTA, ARIAD consents to Bellicum contacting the researcher or his or her institution or entity under such Academic MTA to discuss or seek rights to the intellectual property rights resulting from the research conducted thereunder. Subject to any confidentiality obligation under any Academic MTA, ARIAD will notify Bellicum in writing of the existence of patents and patent applications relevant to the research, development, testing, manufacture, use, sale or import of Licensed Products in the Licensed Field, and disclosed to ARIAD in connection with such Academic MTAs. If ARIAD has a right to negotiate for any option or license rights to such patents and patent applications, then at Bellicum’s written request, ARIAD will reasonably cooperate with Bellicum to seek to obtain a right for Bellicum to negotiate for such option or license rights to such patents and patent applications; provided that if ARIAD has a right to convey such option or license rights to another party, but is unable to obtain such negotiation right for Bellicum after good faith efforts, then if the other party to the Academic MTA agrees that ARIAD may negotiate such option of license rights on behalf of Bellicum, but will not consent to delegation of such negotiation right

***Confidential Treatment Requested

7.

CONFIDENTIAL EXECUTION VERSION

to Bellicum, ARIAD will cooperate with Bellicum in negotiating such option or license rights on behalf of Bellicum, and convey to Bellicum the negotiated rights, all at Bellicum’s sole expense. If Bellicum believes that a researcher, or his or her institution or entity, is not complying with his/her Academic MTA, ARIAD and Bellicum will cooperate to ensure that such researcher is in compliance.

3.2 Upon Second Payment. From and after the date of ARIAD’s receipt of the Second Payment (together with any applicable interest payable pursuant to subsection (b) below) (“Second Payment Date”):

(a) ARIAD will surrender to Bellicum all shares of Bellicum Common Stock held by ARIAD as of the Second Payment Date, provided that the Second Payment Date is no later than December 31, 2015, and concurrently with such surrender of shares, each of the SPA and IRA will terminate and have no further force or effect (unless the SPA and/or the IRA has/have previously terminated in accordance with its/their respective terms).

(b) If the Second Payment is not delivered by Bellicum on or before June 30, 2015, then, from July 1, 2015 until such time as the Second Payment, plus interest from July 1, 2015 (at the rate of ten percent (10%) per annum or the maximum rate allowed by applicable law, if lower), is paid in full: (i) ARIAD will not surrender the Bellicum Common Stock held by ARIAD; (ii) each of the SPA and IRA will continue in full force and effect, unless terminated upon an IPO in accordance with their respective terms; (iii) under Section 2.1.4 of the License Agreement, any right of Bellicum to grant sublicenses without ARIAD’s consent will be suspended until the Second Payment is delivered; (iv) Bellicum shall pay ARIAD, from an escrow account held by an independent third party to be established at the time of the first receipt of Cash Consideration (defined below) to provide funds for such payment, (A) on July 1, 2015, fifty percent (50%) of any cash consideration received by Bellicum under sublicense agreements and directly related contemporaneous agreements executed by Bellicum with such sublicensees (“Cash Consideration”) subsequent to August 22, 2014 and prior to July 1, 2015; provided that the following are expressly excluded from such Cash Consideration described in this Section 3.2(b) and in Section 3.3(b) below: amounts received by Bellicum (1) in arrears and based on reported expenditures of time and materials for the performance of bona fide product development work or research work, (2) for equity (including, convertible equity, such as warrants and convertible debt) at fair market value, and (3) in arrears and based on reported expenditures for patent expenses incurred by Bellicum; and (B) one hundred percent (100%) of any milestone payments that would have been owed by Bellicum to ARIAD under the License Agreement as it existed prior to the Effective Date, if the corresponding milestone event is achieved subsequent to the Effective Date of this Agreement and prior to the Second Payment Date.

(c) For avoidance of doubt, Bellicum’s failure to deliver the Second Payment on or before June 30, 2015 does not give ARIAD the right to terminate the License Agreement in response to such failure.

(d) If the Second Payment is not delivered by Bellicum on or before June 30, 2016, ARIAD will have the right, in its sole discretion, to terminate the License Agreement in its entirety upon delivery to Bellicum of written notice of termination that makes reference to this Section 3.2(d). In the event of such termination, this Agreement shall be terminated automatically. For clarity, termination of this Agreement pursuant to this Section 3.2(d) shall not terminate the Note, which shall continue in full force and effect.

8.

CONFIDENTIAL EXECUTION VERSION

3.3 Upon Third Payment. From and after the date of ARIAD’s receipt of the Third Payment (together with any applicable interest payable pursuant to subsection (b) below) (“Third Payment Date”):

(a) If the Third Payment is delivered by Bellicum on or before June 30, 2016, the defined term Licensed Product will be further amended and expanded in scope to the extent permitted by ARIAD’s pre-existing obligations and agreements, as follows:

“Licensed Product” shall mean any prophylactic or therapeutic product the manufacture, sale, import, administration, activation or other use of which is covered by a claim of any Licensed Patent Rights or by Licensed Technology (including, without limitation, Patent Rights licensed or assigned to Bellicum that cover any of the [...***...]-ARIAD MTA Technologies) and that (a) contains proteins or genes encoding proteins, the interaction or proximity of which proteins is induced by either a Homodimerizer or a Heterodimerizer; (b) is a Homodimerizer or Heterodimerizer for use with a product described in clause (a); or (c) is a treatment regimen or process utilizing any product described in clause (a) or (b). For clarity, this definition of Licensed Product expressly includes those products that are within the definition of Licensed Product as of the effective date of the Omnibus Amendment.

(b) If the Third Payment is not delivered by Bellicum on or before June 30, 2016, then from July 1, 2016 until such time as the Third Payment, plus interest from July 1, 2016 (at the rate of ten percent (10%) per annum or the maximum rate allowed by applicable law, if lower), is paid in full: (i) under Section 2.1.4 of the License Agreement, any right of Bellicum to grant sublicenses without ARIAD’s consent will be suspended until the Third Payment is delivered; (ii) Bellicum shall pay ARIAD, from an escrow account to be established to provide funds for such payment, (A) on July 1, 2016, fifty percent (50%) of any Cash Consideration received by Bellicum subsequent to the date of the Second Payment and prior to July 1, 2016 (excluding amounts paid to ARIAD pursuant to Section 3.2(b)(iv)(A) above), and (B) one hundred percent (100%) of any milestone payments that would have been owed by Bellicum to ARIAD under the License Agreement as it existed prior to the effective date of the Omnibus Amendment, if the corresponding milestone event is achieved subsequent to the Second Payment Date and prior to the Third Payment Date (excluding amounts paid to ARIAD pursuant to Section 3.2(b)(iv)(B) above).

(c) During any period in which the Second Payment or the Third Payment, as applicable, remains unpaid past its due date, fifty percent (50%) of any funds raised by Bellicum in any private equity or debt financing for capital raising purposes (i.e., not including bank line-of-credit or equipment financings) (“Raised Capital”) will be applied against such past due, unpaid amount. If all of the Second Payment and Third Payment have not been delivered by Bellicum on or before June 30, 2017, ARIAD will have the right, in its sole discretion, to terminate the License Agreement, upon delivery to Bellicum of written notice of termination that makes reference to this Section 3.3(c). In the event of such termination, this Agreement shall be terminated automatically.

***Confidential Treatment Requested

9.

CONFIDENTIAL EXECUTION VERSION

(d) Bellicum shall maintain and keep, until the Third Payment has been delivered to ARIAD, complete and accurate records of (i) all Cash Consideration received by Bellicum as set forth in Sections 3.2(b)(iv)(A) and 3.3(b)(ii)(A), (ii) all Raised Capital as set forth in Section 3.3(c) and (iii) achievement of milestone events as set forth in Sections 3.2(b)(iv)(B) and 3.3(b)(ii)(B). Subject to the other terms of this Section 3.3(d), at the request of ARIAD, which request shall not be made more than once per calendar year during the Term, then upon at least thirty (30) days’ prior written notice from ARIAD, and at the expense of ARIAD (except as otherwise provided herein), Bellicum shall permit an independent certified public accountant reasonably selected by ARIAD and reasonably acceptable to Bellicum to inspect (during regular business hours) the relevant records required to be maintained by Bellicum under this Section 3.3(d) (provided no records may be reviewed more than once under this Section 3.3(d)). Results of such inspection shall be binding on both Parties absent manifest error. ARIAD shall treat the results of any such accountant’s review of records under this Section 3.3(d) as Confidential Information of Bellicum subject to the terms of Section 5.1 of the License Agreement. If any such inspection reveals a deficiency in the calculation of amounts deposited in the escrow account and/or payment by Bellicum required by Section 3.2(b)(iv) or 3.3(b)(ii), then Bellicum shall promptly add such deficiency to the escrow account or pay ARIAD the amount remaining to be paid.

4. BELLICUM COMPANY SALE AND PUBLIC OFFERINGS.

4.1 Payment Due Date Modification in the Event of Company Sale or Certain Registered Public Offerings. In the event of a Company Sale (as defined in the SPA) of Bellicum, any remaining balance of the Second Payment and the Third Payment that has not been paid shall become due and payable at the closing of the Company Sale. In the event Bellicum raises (a) Seventy-Five Million US dollars ($75,000,000) or more in one or more registered public offerings (a “Public Offering”) on or before March 31, 2015, or (b) One Hundred Million US dollars ($100,000,000) or more in one or more Public Offerings subsequent to March 31, 2015, then, the Third Payment will become due and payable on the date that is the earlier of (x) nine (9) months after the closing of the Public Offering that brings the aggregate proceeds received by Bellicum (before expenses, discounts and commissions and other deductions from the gross amount of the Public Offering (“Gross Proceeds”)) to at least $75 million or $100 million, as applicable; or (y) in the event of a Public Offering resulting in aggregate Gross Proceeds received by Bellicum of at least $100 Million, December 31, 2015. Notwithstanding the foregoing, if Bellicum completes an IPO and a secondary Public Offering that alone or together raise aggregate Gross Proceeds of at least One Hundred Twenty-Five Million US dollars ($125,000,000), the Third Payment shall become due and payable within five (5) days of the closing of the IPO or secondary Public Offering that results in aggregate Gross Proceeds received by Bellicum of at least One Hundred Twenty-Five Million US dollars ($125,000,000). In no event shall the Third Payment be due later than June 30, 2016.

10.

CONFIDENTIAL EXECUTION VERSION

5. Construction of Agreement.

5.1 Entire Agreement. (a) This Agreement shall be effective for all purposes as of the Effective Date. To the extent that there are any inconsistencies between the express provisions of this Agreement and any of the Current Agreements, the terms of this Agreement shall supersede those set forth in the Current Agreements. Except as expressly modified by this Agreement, each of the Current Agreements shall remain in full force and effect in accordance with its terms. As of the Effective Date, the term “Agreement” as used in the Current Agreements shall mean the Current Agreements as amended by this Agreement. (b) This Agreement, together with the Current Agreements, as amended hereby, constitutes the entire agreement between the Parties with respect to the subject matter of the Current Agreements and this Agreement. No modification shall be effective unless in writing with specific reference to this Agreement and signed by the Parties. (c) The terms of this Agreement are hereby deemed confidential information of each Party, and this confidential information shall be treated in the same manner under this Agreement as “Confidential Information” is treated under the License Agreement; provided, however, that subject to the following sentence, the Parties intend to issue a joint press release upon full execution of this Agreement, and thereafter either Party may issue a press release upon delivery of the Second Payment and the Third Payment, and in the event of termination of this Agreement. Each Party shall provide any proposed press release in connection with this Agreement, the Second Payment or the Third Payment to the other Party at least five (5) days prior to issuing such proposed press release, and shall give good faith consideration to comments from the other Party.

5.2 Disputes. In the event of the occurrence of a dispute as to either Party’s rights and/or obligations hereunder, the resolution of the dispute will be governed by Article 10 of the License Agreement.

5.3 Governing Law. This Agreement will be construed, interpreted and applied in accordance with the laws of the State of New York (excluding its body of law controlling conflicts of law).

5.4 Counterparts. This Agreement may be executed in any number of counterparts by original, facsimile or PDF signature, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument, binding on the Parties notwithstanding that each of the Parties may have signed different counterparts.

5.5 Waiver. The terms or conditions of this Agreement may be waived only by a written instrument executed by Bellicum and ARIAD. The failure of either Party at any time or times to require performance of any provision hereof shall in no manner affect its rights at a later time to enforce the same. No waiver by either Party of any condition or term shall be deemed as a continuing waiver of such condition or term or of another condition or term.

5.6 Assignment. Neither this Agreement nor any right or obligation hereunder may be assigned, delegated or otherwise transferred, in whole or part, by either Party without the prior written consent of the other Party; provided, however, that either Party may, without the written consent of the other, assign this Agreement and its rights and delegate its obligations to its Affiliates or in connection with the transfer or sale of all or substantially all of such Party’s

11.

CONFIDENTIAL EXECUTION VERSION

assets or business related to this Agreement, or in the event of its merger, consolidation, change in control or similar transaction. Any permitted assignee shall assume all obligations of its assignor under this Agreement. Any purported assignment in violation of this Section 5.5 shall be void. The terms and conditions of this Agreement shall be binding upon and inure to the benefit of the permitted successors and assigns of the Parties.

6. Hedging Transactions.

6.1 Until such time as all payments due hereunder or under the Note have been made by Bellicum to ARIAD, Bellicum will not engage in any Hedging Transaction with Comerica Bank, any affiliate of Comerica Bank, or any successor in interest to the rights of Comerica Bank under the Subordination Agreement dated October 3, 2014 by and among Comerica Bank, ARIAD and Bellicum. As used herein, “Hedging Transaction” means any interest rate swap transaction, basis swap transaction, forward rate transaction, equity transaction, equity index transaction, foreign exchange transaction, cap transaction, floor transaction (including any option with respect to any of these transactions and any combination of any of the foregoing).

Signature page follows.

12.

CONFIDENTIAL EXECUTION VERSION

IN WITNESS WHEREOF, the Parties hereto have caused their duly authorized representatives to execute this Omnibus Amendment Agreement as of the Effective Date.

ARIAD PHARMACEUTICALS, INC. /s/ Hugh M. Cole		BELLICUM PHARMACEUTICALS, INC. /s/ Thomas J. Farrell
(signature)		(signature)

By:	Hugh M. Cole	By:	Thomas J. Farrell
	(print or type name)		(print or type name)

Title:	Chief Business Officer	Title:	President and CEO
Date:	October 3, 2014	Date:	October 3, 2014

CONFIDENTIAL EXECUTION VERSION

Schedule A1

Homodimerizer Patent Rights

Technologies Other Than [...***...]-ARIAD MTA Technologies

Title	Country	Serial No.	Patent No.
[...***...]	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]

***Confidential Treatment Requested

CONFIDENTIAL EXECUTION VERSION

Schedule A2

Heterodimerizer Patent Rights

Technologies Other Than [...***...]-ARIAD MTA Technologies

***Confidential Treatment Requested

CONFIDENTIAL EXECUTION VERSION

Title	Country	Serial No.	Patent No.	Issued
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

***Confidential Treatment Requested

3.

CONFIDENTIAL EXECUTION VERSION

Schedule A3

[...***...]-ARIAD MTA Technologies

Country	Publication No.	Serial No.	Title	Patent No.
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]		[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]		[...***...]	[...***...]

***Confidential Treatment Requested

CONFIDENTIAL EXECUTION VERSION

Exhibit B

Section 2.2 Material Breaches

Section 2.1.1 — any act or omission by ARIAD that is inconsistent with, or that materially adversely affects, the rights and licenses granted to Bellicum as set forth in Section 2.1.1;

Section 2.1.3(a) – any act by ARIAD that is inconsistent with the prohibitions imposed on ARIAD pursuant to Section 2.1.3(a), including, but not limited to, any such act that materially adversely changes any such prohibition, or that to any extent releases ARIAD from any such prohibition;

Section 2.1.4 — any act or omission by ARIAD that is inconsistent with, or that materially adversely affects, Bellicum’s right to grant sublicenses and to subcontract with Third Parties, as set forth in Section 2.1.4, including, but not limited to, any act or omission whereby ARIAD fails to take steps to assist Bellicum in obtaining consent from [...***...], as set forth in clause (b) of Section 2.1.4;

Section 2.1.5 – any willful or intentional material breach of ARIAD’s obligation to disclose all Licensed Patent Rights and Licensed Technology as set forth in Section 2.1.5;

Section 2.1.6 – any act or omission by ARIAD that materially adversely affects Bellicum’s right to receive, or Bellicum’s receipt of, ARIAD Regulatory Information as set forth in Section 2.1.6;

Section 2.2.1(a) – any act by ARIAD that constitutes a material breach of Section 2.2.1(a) solely due to (i) the practice by ARIAD of any Bellicum Patent Rights, Bellicum Technology or Bellicum’s interest in any Improvements, or (ii) the grant by ARIAD to a Third Party of a sublicense to practice Bellicum Patent Rights, Bellicum Technology and or Bellicum’s interest in any Improvements, in either case (i) or (ii) to develop, make, have made, use, have used, sell, offer for sale, have sold, import, have imported, export or have exported ARIAD Products in the Licensed Field;

Section 4.1.4 – any willful or intentional material breach of ARIAD’s royalty payment obligation set forth in the first sentence of Section 4.1.4;

Sections 5.1, 5.2 and 5.3 – any material breach of ARIAD’s confidentiality obligations owed to Bellicum that materially adversely affects the Licensed Patent Rights licensed to Bellicum by ARIAD; and

Section 6 — any act or omission by ARIAD that constitutes a material breach of ARIAD’s obligations under Section 6.1, and where such material breach materially adversely affects the Licensed Patent Rights licensed to Bellicum by ARIAD

***Confidential Treatment Requested

2.